UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Golf Road, Suite 3-1012 Rolling Meadows, IL	60008
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (847) 290-1891

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Shareholders.

MYR Group Inc. (“MYR” or the “Company”) held its 2017 annual meeting of stockholders (the “2017 Annual Meeting”) on April 27, 2017, at which the stockholders considered five proposals, each of which is described in more detail in MYR’s Definitive Proxy Statement, dated March 10, 2017. The matters voted upon at the 2017 Annual Meeting and the results of the votes were as follows:

Proposal 1. Election of Directors. The stockholders elected four directors. Messrs. Fayne, Hartwick and Johnson, our Class I nominees, were each elected to serve a three-year term expiring at the 2020 annual meeting of stockholders or until his successor has been duly chosen and qualified. Mr. Favreau, our Class III nominee, was elected to serve a two-year term expiring at the 2019 annual meeting of stockholders or until his successor has been duly chosen and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Henry W. Fayne	13,692,167	80,926	1,708	695,105
Kenneth M. Hartwick	13,678,748	92,280	3,773	695,105
Gary R. Johnson	13,188,458	568,260	18,084	695,104
Bradley T. Favreau	13,672,848	100,808	1,146	695,104

Each of the following directors will continue to hold office until his or her respective term expires: Jack L. Alexander, Larry F. Altenbaumer, William A. Koertner, Donald C.I. Lucky, Maurice E. Moore and William D. Patterson.

At a meeting of the board of directors following the 2017 Annual Meeting, our board of directors decreased the size of the board from eleven to ten members to eliminate the vacancy created by the previously announced departure of John P. Schauerman.

Proposal 2. Advisory Resolution to Approve the Compensation of Our Named Executive Officers. The stockholders approved the resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,273,057	500,254	1,485	695,110

Proposal 3. Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation. The stockholders voted in favor of “every year” as the frequency of future advisory votes on executive compensation.

Votes For Every Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non-Votes
10,241,258	6,644	3,511,388	15,510	695,106

Proposal 4. Approval of the MYR Group Inc. 2017 Long-Term Incentive Plan. The stockholders approved the Company’s 2017 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,353,763	419,286	1,752	695,105

Proposal 5. Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions
14,363,720	105,353	832

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: April 28, 2017
	By:	/s/ GERALD B. ENGEN, JR.
		Name:	Gerald B. Engen, Jr.
		Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (Named Executive Officer).†+

10.2	Form of Performance Shares Award Agreement (Named Executive Officer).†+

10.3	Form of Restricted Stock Units Award Agreement (Non-Employee Director).†+

10.4	Form of Restricted Stock Units Award Agreement (Director).†+

†	Filed herewith
+	Indicates management contract or compensatory plan or arrangement.